Exhibit 99.2

First Quarter 2014 Earnings Report

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or from illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions if we do not comply with the laws and regulations applicable to our businesses; the creation of the Consumer Financial Protection Bureau, or CFPB, and enforcement of its rules; changes in existing U.S. government-sponsored entities, their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to our businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. residential real estate market conditions; difficulties in growing loan production volume; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust as a significant source of financing for, and revenue related to, our correspondent lending business; availability of required additional capital and liquidity to support business growth; our obligation to indemnify third-party purchasers or repurchase loans that we originate, acquire or assist in with fulfillment; our obligation to indemnify advised entities or investment funds to meet certain criteria or characteristics or under other circumstances; decreases in the historical returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among ourselves and our advised entities; the potential damage to our reputation and adverse impact to our business resulting from ongoing negative publicity; and our rapid growth. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

First Quarter Highlights 3 Pretax income of $49.1 million; diluted earnings per common share of $0.38 – Total net revenue of $105.5 million, up 17% from 4Q13 – Expenses totaled $56.4 million, up 16% from 4Q13 Loan production totaled $5.1 billion in UPB(1); market share gains continued as the U.S. mortgage origination market declined by 23% Q/Q(2) – Correspondent loan acquisitions were $4.8 billion, down 16% from 4Q13 – Retail originations were $314 million, up 49% from 4Q13, driven by strong recapture from recently acquired MSR portfolios Servicing portfolio reached $83.8 billion in UPB, up 7% from December 31, 2013 – Completed mini-bulk and flow transactions during the quarter totaling $2.4 billion in UPB, comprised entirely of Agency MSRs – Opportunistic sale of non-core private-label MSRs; transaction to settle in Q2(3) – After quarter end, agreed to mini-bulk and flow acquisitions of Agency MSRs totaling $3.7 billion in UPB to settle in Q2(3) Net assets under management increased to $2.1 billion – PMT increased its equity base through new issuances during the quarter PFSI float increased by 47% with the previously anticipated sale of shares by Fidelity Investments Charitable Gift Fund in March (1) Includes $1.9 billion of fee-based fulfillment activity for PMT (2) Source: Inside Mortgage Finance and company estimates (3) These pending transactions are subject to the negotiation and execution of definitive documentation, continuing due diligence, and customary closing conditions. There can be no assurance that the committed amounts will ultimately be sold/acquired or that the transactions will be completed.

PennyMac Financial’s Objective: To Be the Premier U.S. Mortgage Specialist Firm Strategic Mission PennyMac will achieve leadership distinction in its core businesses: Retail production Correspondent production Loan servicing Investment management Demonstrated over time through: Return on equity and earnings growth Compliance and quality ratings Recognition and loyalty among customers, employees, business partners, investors, and other stakeholders 4

5 PennyMac Financial Is in a Unique Position Among Mortgage Specialists Industry-leading platform built organically – not through acquisitions • Not distracted by legacy/regulatory issues • Disciplined, sustainable growth for more than 6 years • Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management Credit, e.g., loan program development, underwriting and quality control Capital markets, e.g., pooling and securitization, hedging/interest rate risk management Servicing, e.g., customer service, default management, investor accounting Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development • Over 1,400 employees • Highly experienced management team – 60 senior-most executives have on average 23 years of relevant industry experience Strong governance and compliance culture • Led by distinguished board which includes seven independent Directors • Robust management governance structure with 10 committees that oversee key risks and controls • External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank • Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle • Provides access to efficient capital and reduces balance sheet constraints on growth

Current Market Environment and Outlook 6 Environmental Trends Impact and Outlook • Interest rates and mortgage rates remain low, although expected to rise with continued Fed tapering • Continued modest improvements in U.S. employment and overall economic outlook • Home purchase demand is strengthening • Rate of home price appreciation slowing versus 2013 growth • Mortgage origination market is smaller due to reductions in refinance activity and limited non- Agency products – Continue to expect $1.2 trillion origination market for 2014, versus $1.9 trillion in 2013 • Significant changes in GSEs’ role unlikely in the near term, even with new FHFA director and proposed reform legislation (Johnson-Crapo) • Origination market remains competitive due to market contraction – Originators selling MSRs and/or loans servicingreleased to aggregators to reduce their capital investment • Non-Agency originations and securitizations remain limited, but outlook improving – Spread tightening improves the potential for PMT to compete with bank balance sheets for jumbo loans – Potential for new products to satisfy currently unmet consumer needs (prime non-QM loans) • Mini-bulk and flow MSR sales expected to continue; intermittent large bulk opportunities • Expect continued supply of distressed whole loans to come to market; PMT remains a selective buyer at its targeted returns

Opportunity for PFSI and PMT in MSR Acquisitions 7 Why Are MSR Sales Occurring? How Do MSRs Come to Market? • Large banks are selling MSRs due to continuing operational pressures, higher regulatory capital requirements (treatment under Basel III) and a re-focus on core customers/businesses • Independent mortgage banks are selling MSRs due to the abrupt market contraction, operational losses, and a need for capital • Intermittent large bulk portfolio sales ($10+ billion in UPB) – Require considerable coordination with selling institutions and Agencies • Mini-bulk sales (typically $500 million to $5 billion in UPB) – Increased activity as originators sell MSRs retained in 2012 and 2013 • Flow/co-issue MSR transactions (monthly commitments, typically $20-100 million in UPB) – Alternative delivery method typically from larger independent originators What MSR Transactions Are Attractive? • GSE and Ginnie Mae servicing in which PFSI has distinctive expertise • MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) • Measurable rep and warranty liability for PFSI PFSI is uniquely positioned to be the successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators, and financing partners • Physical capacity in place to service $200 billion in UPB • Co-investment opportunity for PMT in the excess servicing spread

6.28% 7.34% 0% 2% 4% 6% 8% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Growth Continues in Each of PennyMac Financial’s Businesses Correspondent Lending(1) Market Share 0.12% 0.22% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Market Share Retail Lending(1) $2.03 $2.10 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 0.79% 0.85% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Loan Servicing(1) Market Share Investment Management AUM (billions) 8 (1) Source: Inside Mortgage Finance and company estimates; 1Q14 origination market of $235 billion as reported by Inside Mortgage Finance; market share estimates assume 28%, or $66 billion, of total volume aggregated through the correspondent channel, and 60%, or $141 billion, originated through the retail channel; servicing market share based on projected increase in mortgage debt outstanding to $9.88 trillion.

Growth Initiatives in PennyMac Financial's Businesses

Correspondent Lending

- Building momentum behind initiatives to add new sellers and deepen relationships through relevant services (e.g., best efforts deliveries)
  - 271 approved sellers at quarter-end, up from 229 at December 31, 2013
  - Targeting a total seller base of 350 relationships by year end
- Expand on strong position in government-insured loans (FHA, VA, USDA) – specialist market with fewer competitors than conventional loans
- Originators are delivering fewer loans servicing-retained to the GSEs – trend that favors correspondent aggregators
- Continue to fill out the product menu (e.g., in prime non-Agency loans)

Retail Lending

- Portfolio-sourced recapture activity resulting from the growing servicing portfolio
- Refinance activity remains a significant portion of the origination market – focus on underserved borrowers (e.g., smaller balance loans)
- Continued development of the consumer direct platform for the purchase-money market
  - Growing the Business Development Officer (BDO) initiative to develop institutional relationships with local/regional Realtors and builders for our national call center platform
  - Initiatives such the Approved Buyer Certificate (ABC), which is a significant advancement over existing "pre-approvals" and improves closing timelines

PennyMac® Financial Services, Inc.
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Growth Initiatives in PennyMac Financial's Businesses (cont'd)

Loan Servicing

- Ongoing organic growth in the prime owned and subservicing portfolios
  - Results from the retail and correspondent loan production activities
- Mini-bulk and flow MSR acquisitions to supplement organic growth
- Expect intermittent larger bulk MSR acquisitions
- Economic value of servicing varies depending on interest rates – expect prime servicing to produce more value with higher interest rates
- Drive operational efficiency with increasing economies of scale

Investment Management

- Opportunities to raise capital for residential mortgage-related investments, including newly emerging opportunities, are substantial
- Investment opportunities for PennyMac-managed entities include:
  - Distressed whole loans
  - MSRs resulting from correspondent aggregation
  - Excess servicing spread (ESS) on MSRs
  - Retained interests from jumbo securitizations
  - Agency and non-Agency MBS
  - Risk-sharing on GSE loans
  - Prime non-QM loans

PennyMac Financial Services, Inc.
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$3.7 $4.3 $4.0 $3.3 $2.9 $4.8 $4.3 $3.7 $2.4 $1.9 $8.1 $10.0 $6.7 $6.0 $5.5 $0 $2 $4 $6 $8 $10 $12 1Q13 2Q13 3Q13 4Q13 1Q14 11 (UPB in billions) Correspondent acquisitions by PMT in 1Q14 totaled $4.8 billion – 60% government-insured loans (gain on mortgage loans to PFSI); – 40% fulfillment activity for PMT (fee revenue to PFSI) PMT has gained market share to become #3 ranked correspondent lender in 1Q14(1) April correspondent acquisitions totaled $2.2 billion; locks totaled $2.5 billion Government-insured volumes reflect the specialized nature of the product and PennyMac’s strong competitive position – Purchase-money originations comprised 90% of government-insured acquisitions Quarterly Highlights – Correspondent Lending (1) Source: Inside Mortgage Finance and company estimates (2) Includes loans acquired by PMT, for which PFSI earns a fulfillment fee (3) Government-insured correspondent acquisitions as a percentage of total government originations as reported by Inside Mortgage Finance Correspondent Volume and Mix Operational Highlights Share of the Government-Insured Market(3) 3.6% 4.0% 4.4% 5.2% 5.7% 0.0% 2.5% 5.0% 7.5% 1Q13 2Q13 3Q13 4Q13 1Q14 ¦ Government-insured loans ¦ Fulfillment activity for PMT ¦ Locks(2)

$267 $345 $283 $211 $314 $0 $100 $200 $300 $400 1Q13 2Q13 3Q13 4Q13 1Q14 Portfolio-sourced Non-portfolio 12 (UPB in millions) Retail originations totaled $314 million in 1Q14, up 49% from 4Q13 driven by strong recapture volume from recent MSR acquisitions – Resources shifted to capitalize on the portfoliodriven opportunity – Recapture rate of 49% in 1Q14 on the legacy Ginnie Mae MSR portfolio acquired last quarter – Recapture sharing totaling $1.9 million paid to PMT Continued development of initiatives to drive purchase-money business, e.g., Business Development Officers (BDOs) – Key management hires for BDO initiative – Prudently adding BDOs in select regions Quarterly Highlights – Retail Lending Retail Origination Volume Operational Highlights

$36.2 $44.4 $52.9 $78.2 $83.8 $0 $20 $40 $60 $80 $100 1Q13 2Q13 3Q13 4Q13 1Q14 Special Prime subserviced Prime owned 13 (UPB in billions) Servicing portfolio totaled $83.8 billion in UPB at quarter-end, up 7% from 4Q13 – Prime servicing and subservicing net growth of $5.8 billion in UPB from December 31, 2013 Mini-bulk and flow MSR acquisitions totaled $2.4 billion in UPB during 1Q14 – Co-investment by PMT in ESS totaled $21 million – Continued development of the Fort Worth, TX servicing facility – capabilities now mirror most of those in Moorpark, CA and provide additional scalability for the servicing platform Quarterly Highlights – Loan Servicing Loan Servicing Portfolio Composition Operational Highlights

$13.6 $13.6 $13.5 $14.4 $12.5 $0 $3 $6 $9 $12 $15 1Q13 2Q13 3Q13 4Q13 1Q14 Carried interest & incentive fees Base management fees & other revenue 14 ($ in millions) Investment management revenues were $12.5 million, down 13% from 4Q13 – Incentive fees from PMT and carried interest from the Opportunity Funds declined 23% and 28% quarter-over-quarter, respectively Net assets under management totaled $2.1 billion, up 4% from December 31, 2013 – Aided by $80 million in equity raised by PMT during the quarter to support its growth Quarterly Highlights – Investment Management Investment Management Revenues Operational Highlights

First Quarter Financial Review 15 Diluted earnings per common share of $0.38 Pretax income of $49.1 million, up 18% from 4Q13 Total net revenue of $105.5 million, up 17% from 4Q13 Total expenses of $56.4 million, up 16% from 4Q13 Business Segment Results Total pretax income from mortgage banking activities of $43.1 million, up 36% from 4Q13 Production segment pretax income totaled $26.0 million, up 14% from 4Q13 o Government-insured correspondent locks increased 5% Q/Q reflecting PennyMac’s strong competitive position Servicing segment pretax income totaled $17.1 million, up 94% from 4Q13 o Higher servicing fees partially offset by MSR valuation adjustments resulting from a decline in interest rates during the quarter and increased amortization resulting from a growing investment in MSRs Investment Management segment pretax income of $6.0 million, down 41% from 4Q13

Net gains on mortgage loans held for sale at fair value 34,538 $ 29,453 $ Loan origination fees 6,880 5,315 Fulfillment fees from PennyMac Mortgage Investment Trust 8,902 11,087 Net interest income 1,777 1,702 Other 643 226 52,740 47,783 26,786 24,998 Pretax income 25,954 $ 22,785 $ Net gains on mortgage loans 34,538 $ 29,453 $ As % of IRLCs 0.89% 0.76% Loan origination fees 6,880 $ 5,315 $ As % of PFSI fundings 0.21% 0.15% Fulfillment fees from PMT 8,902 $ 11,087 $ Average fulfillment fee 46 bps 46 bps Production Segment Metrics Unaudited ($ in thousands) Expenses Production Segment Unaudited ($ in thousands) Revenue Quarter ended March 31, 2014 Quarter ended December 31, 2013 Quarter ended March 31, 2014 Quarter ended December 31, 2013 16 Mortgage Banking – Production Segment Results (1) Fulfillment fees paid by PMT divided by volume of loans fulfilled for PMT (1)

($ in thousands) S($ in thousands) Servicing fees(1) 57,319 $ Servicing fees for 4Q13 43,588 $ Effect of MSRs: Increase due to: Amortization and realization of cash flows (14,539) $ Volume 12,268 Change in fair value and (privision for) reversal of impairment of MSRs Rate(2) 1,463 carried at lower of amortized cost or fair value (3,377) Total change 13,731 Change in fair value of excess servicing spread financing 4,792 Servicing fees for 1Q14 57,319 $ Hedging losses (431) Total amortization, impairment and change in fair value of MSRs (13,555) Net loan servicing fees 43,764 $ Net Loan Servicing Fees Servicing Fee Roll-forward Quarter ended March 31, 2014 Mortgage Banking – Servicing Segment Results (1) Includes contractually-specified servicing fees. (2) The increase in servicing fees attributable to rate is due to the higher average servicing fees associated with government-insured loans and distressed loans subserviced for PMT, both of which increased during the quarter. 17 Revenue Net servicing fees 43,764 $ 30,500 $ Net interest expense (4,057) (2,375) Other 519 67 40,226 28,192 Expenses 23,113 19,393 Pretax income 17,113 $ 8,799 $ Servicing Segment Unaudited ($ in thousands) Quarter ended March 31, 2014 Quarter ended December 31, 2013

UPB $24,665 $3,198 $22,246 Weighted average coupon 3.70% 5.13% 4.40% Prepayment speed assumption (CPR) 8.1% 10.0% 10.5% Weighted average servicing fee rate 0.29% 0.36% 0.32% Fair value of MSR $291.6 $36.5 $210.5 As a multiple of servicing fee 4.10 3.17 2.95 Carrying value of MSR $282.1 $36.5 $210.5 Related excess servicing spread liability - - ($151.0) Fair value in excess of carrying value $9.4 March 31, 2014 ($ in millions) Lower of amortized cost or fair value Fair value not subject to excess servicing spread Fair value subject to excess servicing spread Mortgage Servicing Rights (MSR) Asset Valuation 18 PFSI carries most of its originated MSRs at the lower of amortized cost or fair value – MSRs where the note rate on the underlying loan is equal to or less than 4.5% – Fair value of the MSRs in excess of their carrying value decreased, due to a decline in interest rates quarter-over-quarter and increased expectations for prepayments Note: Figures may not sum exactly due to rounding

Unaudited ($ in thousands) Management fees: From PennyMac Mortgage Investment Trust 8,074 $ 8,924 $ From Investment Funds 2,035 2,031 10,109 10,955 Carried Interest from Investment Funds 2,157 3,008 Net interest income 4 8 Other 256 474 12,526 14,445 6,532 4,342 Pretax income 5,994 $ 10,103 $ Expenses Investment Management Segment Revenue Quarter ended March 31, 2014 Quarter ended December 31, 2013 Investment Management Segment Results 19

Appendix

($ in millions) Correspondent Acquisitions Conventional 4,779 $ 4,216 $ 3,608 $ 2,419 $ 1,907 $ Government 3,739 4,262 3,992 3,340 2,913 Jumbo 8 107 74 14 13 Total 8,526 $ 8,586 $ 7,674 $ 5,773 $ 4,833 $ Correspondent Locks Conventional 4,251 $ 5,069 $ 2,923 $ 2,532 $ 2,163 $ Government 3,778 4,739 3,718 3,455 3,282 Jumbo 101 158 22 20 66 Total 8,129 $ 9,966 $ 6,662 $ 6,008 $ 5,512 $ Retail Originations Conventional 159 $ 255 $ 235 $ 169 $ 56 $ Government 106 85 44 41 258 Jumbo 2 5 4 - - Total 267 $ 345 $ 283 $ 211 $ 314 $ Retail Locks Conventional 353 $ 457 $ 354 $ 273 $ 122 $ Government 161 117 59 130 464 Jumbo 11 23 4 2 1 Total 525 $ 597 $ 417 $ 405 $ 587 $ Total acquisitions/originations 8,793 $ 8,930 $ 7,957 $ 5,984 $ 5,147 $ Total locks 8,654 $ 10,563 $ 7,079 $ 6,413 $ 6,099 $ 1Q13 2Q13 3Q13 4Q13 1Q14 Acquisitions, Originations, and Locks by Product 21 Note: Figures may not sum exactly due to rounding